                                Semi-Annual Report

                               -------------------
                                 Dreyfus Premier
                                  Limited Term
                                   Income Fund
                               -------------------







                                  April 30, 1998

Dreyfus Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Premier Limited Term Income Fund for its semi-annual reporting period ended April 30, 1998, as shown in the following table:

                                                                Annualized
                                      Income Dividends       Distribution Rate
                 Total Return*    (Approximate Per Share)     (Per Share)**
                 -------------    -----------------------    -----------------
Class A              2.82%                $.297                   5.29%
Class B              2.45%                $.268                   4.91%
Class C              2.41%                $.259                   4.83%
Class R              2.96%                $.311                   5.72%

   These returns compare with a total return of 3.59% for the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index, during the same time period.***

The Economy

   The United States is now in the eighth consecutive year of economic expansion. Inflation continues to rise at its slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level rose at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended March 31, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

The Market Environment/Portfolio Overview

   At the beginning of the reporting period, the U.S. bond market benefited from a flight to quality as global equity markets attempted to stabilize after sharp corrections caused by the Asian financial crisis. Investors sought the safe investment haven of U.S government securities, and yields on the 10-year Treasury Note declined to a low of 5.375% by mid-January. As international equity markets recovered, the bond market moved into a trading range with the 10-year Treasury note trading between 5.40% and 5.80% for the remainder of the reporting period.

   Throughout the reporting period, the Fund maintained a neutral duration relative to its benchmark index, the Lehman Brothers Aggregate Bond Index. That is, in general, the Fund's duration matched that of the Index. The Fund maintained a similarly neutral allocation in Treasury and mortgage securities (40.6% treasuries and 29.4% mortgages for the Fund compared to 40% treasuries and 31% mortgages for the Index) as of April 30, 1998. The Fund's corporate position remained overweighted relative to the benchmark throughout the period (23% for the Fund compared to 19% for the Index) as of April 30, 1998. The income component of the Fund's total return was enhanced by adding asset-backed securities, a position that rose to 4.8% of the Fund's assets by the end of the reporting period. We believe that the shift in the Fund's sector allocation to higher-quality asset-backed securities can add incremental return and lower exposure to market volatility.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                            Very truly yours,

                                            /s/ Laurie Carroll

                                            Laurie Carroll
                                            Portfolio Manager

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B, Class C and Class R shares.
***SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

                                                                                       Principal
Bonds and Notes--95.3%                                                                  Amount           Value
----------------------------------------------------------------------------------    -----------     -----------

 Asset-Backed Securities--4.8%   American Express Credit Account Master Trust,
                                    Ser. 1997-1, Cl. A,
                                    6.40%, 2005...................................    $ 1,000,000     $ 1,017,610
                                 Citibank Credit Card Master Trust I,
                                    Ser. 1998-1, Cl. A,
                                    5 3/4%, 2003..................................      1,500,000       1,495,005
                                                                                                      -----------
                                                                                                        2,512,615
                                                                                                      -----------

                 Banking--1.0%   Washington Mutual Capital I,
                                    Gtd. Capital Securities, 8 3/8%, 2027.........        500,000         537,683
                                                                                                      -----------

      Financial Services--3.9%   GMAC,
                                    Sr. Global Notes, 6 1/8%, 2008................      1,000,000         979,340
                                  Lehman Brothers Holdings,
                                    Notes, 8 7/8%, 2002...........................      1,000,000       1,083,227
                                                                                                      -----------
                                                                                                        2,062,567
                                                                                                      -----------

     Foods and Beverages--2.9%   Archer-Daniels-Midland,
                                    Deb., 6 3/4%, 2027............................      1,500,000       1,512,740
                                                                                                      -----------
              Industrial--6.6%   AlliedSignal,
                                    Notes, 6.20%, 2008............................      2,000,000       1,985,693
                                 Minnesota Mining and Manufacturing,
                                    Deb., 6 3/8%, 2028............................      1,500,000       1,475,259
                                                                                                      -----------
                                                                                                        3,460,952
                                                                                                      -----------

             Oil and Gas--4.1%   BP America,
                                    Deb. (Gtd. by British Petroleum), 9 3/8%, 2000      2,000,000       2,158,960
                                                                                                      -----------

                   Other--2.0%   Private Export Funding,
                                    Secured Notes, 7.30%, 2002....................      1,000,000       1,048,851
                                                                                                      -----------

       U.S. Governments--40.6%   U.S. Treasury Bonds:
                                    11 7/8%, 11/15/2003...........................      1,250,000       1,610,775
                                    8 1/8%, 8/15/2019.............................      1,000,000       1,247,780
                                    6 3/8%, 8/15/2027.............................      2,870,000       3,029,572
                                 U.S. Treasury Notes:
                                    9 1/4%, 8/15/1998.............................      1,000,000       1,011,080
                                    5 5/8%, 12/31/1999............................      2,000,000       2,002,160
                                    6 7/8%, 3/31/2000.............................      1,000,000       1,023,340
                                    8 7/8%, 5/15/2000.............................      2,000,000       2,127,620
                                    5 1/2%, 12/31/2000............................      1,000,000         997,210
                                    6 1/2%, 5/31/2001.............................        500,000         512,120
                                    6 1/4%, 10/31/2001............................        500,000         509,405
                                    7 1/2%, 11/15/2001............................      1,000,000       1,058,870
                                    5 3/4%, 8/15/2003.............................      1,500,000       1,505,940
                                    7 1/4%, 8/15/2004.............................      1,500,000       1,620,420
                                    7 1/2%, 2/15/2005.............................        500,000         549,135

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)


                                                                                       Principal
Bonds and Notes (continued)                                                             Amount           Value
----------------------------------------------------------------------------------    -----------     -----------

  U.S. Governments (continued)    U.S. Treasury Bonds (continued):
                                     5 7/8%, 11/15/2005...........................    $ 1,000,000     $ 1,007,520
                                     7%, 7/15/2006................................      1,000,000       1,079,370
                                     6 5/8%, 5/15/2007............................        350,000         371,084
                                                                                                      -----------
                                                                                                       21,263,401
                                                                                                      -----------

U.S. Government Agencies--29.4%   Federal Home Loan Mortgage Corp.
                                     6%, 6/1/2012.................................        495,784         490,206
                                     6 1/2%, 11/1/2004-11/1/2027..................      2,003,229       1,999,915
                                     7%, 3/1/2012-12/1/2027.......................      2,590,997       2,632,406
                                     7 1/2%, 12/2/2024............................        887,828         914,179
                                 Federal National Mortgage Association:
                                     6%, 3/1/2027.................................        648,004         626,335
                                     6 1/2%, 3/1/2011.............................        827,092         831,483
                                     7%, 2/1/2027.................................      1,321,898       1,338,831
                                     7 1/2%, 3/1/2012-11/1/2027...................      1,702,655       1,749,674
                                     8%, 6/1/2025-9/1/2027........................        523,950         544,831
                                     8 1/2%, 12/1/2026............................        649,361         679,393
                                 Government National Mortgage Association I:

                                     7%, 12/15/2026...............................        687,221         697,310
                                     7 1/2%, 12/15/2026...........................        801,159         825,442
                                     8%, 8/15/2026-12/15/2027.....................      1,498,959       1,558,483
                                     9%, 10/15/2027...............................        440,561         472,088
                                                                                                      -----------
                                                                                                       15,360,576
                                                                                                      -----------
                                 TOTAL BONDS AND NOTES
                                    (cost $49,884,853)............................                    $49,918,345
                                                                                                      ===========

Short-Term Investments--3.0%
----------------------------------------------------------------------------------

         Repurchase Agreement;   Goldman, Sachs & Co. TriParty
                                 Repurchase Agreement, 5.52%
                                 dated 4/30/1998, due 5/1/1998 in the
                                 amount of $1,565,177 (fully collateralized
                                 by $1,550,000 U.S. Treasury Notes, 6 1/8%
                                 due 8/15/2007, value $1,612,052)

                                 (cost $1,564,937)................................    $ 1,564,937     $ 1,564,937
                                                                                                      ===========

TOTAL INVESTMENTS (cost $51,449,790)..............................................          98.3%     $51,483,282
                                                                                           ======     ===========
CASH AND RECEIVABLES (NET)........................................................           1.7%     $   882,305
                                                                                           ======     ===========
NET ASSETS........................................................................         100.0%    $52,365,587
                                                                                           ======     ===========


                            See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                               Cost          Value
                                                                                           ------------   ------------
ASSETS:                    Investments in securities--See Statement of
                             Investments--Note 1(c)..............................           $51,449,790    $51,483,282
                           Cash..................................................                              104,408
                           Interest receivable...................................                              809,528
                           Receivable for shares of Capital Stock subscribed.....                                  200
                                                                                                           -----------
                                                                                                            52,397,418
                                                                                                           -----------


LIABILITIES:               Due to The Dreyfus Corporation and affiliates.........                               26,830
                           Due to Distributor....................................                                  855
                           Payable for shares of Capital Stock redeemed..........                                4,146
                                                                                                           -----------
                                                                                                                31,831
                                                                                                           -----------

NET ASSETS.......................................................................                          $52,365,587
                                                                                                           ===========


REPRESENTED BY:            Paid-in capital.......................................                          $53,174,887
                           Accumulated undistributed investment income--net......                                3,424
                           Accumulated net realized gain (loss) on investments...                             (846,216)
                           Accumulated net unrealized appreciation (depreciation)
                             on investments--Note 3..............................                               33,492
                                                                                                           -----------

NET ASSETS.......................................................................                          $52,365,587
                                                                                                           ===========


                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                       Class A         Class B         Class C         Class R
                                                    -------------   -------------   -------------   -------------
Net Assets.....................................      $ 4,299,661     $ 1,431,824     $   554,194     $46,079,908
Shares Outstanding.............................          392,112         130,192          51,102       4,202,162

NET ASSET VALUE PER SHARE......................           $10.97          $11.00          $10.84          $10.97
                                                          ======          ======          ======          ======


                             See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income..................................                              $1,571,717


EXPENSES:                     Management fee--Note 2(a).........................       $ 149,535
                              Distribution and service fees--Note 2(b)..........           9,620
                              Loan commitment fees--Note 4......................             168
                                                                                       ---------
                                Total Expenses..................................                                159,323
                                                                                                            -----------

INVESTMENT INCOME--NET..........................................................                              1,412,394

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments..........        $ 849,351
                              Net unrealized appreciation (depreciation)
                                on investments.................................         (795,968)
                                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                  53,383
                                                                                                            -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                              $1,465,777
                                                                                                             ==========

                                   See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                 Six Months Ended
                                                                                  April 30, 1998        Year Ended
                                                                                   (Unaudited)       October 31, 1997
                                                                                  ----------------   ----------------
OPERATIONS:

   Investment income--net.................................................          $ 1,412,394        $ 3,040,177
   Net realized gain (loss) on investments................................              849,351            270,293
   Net unrealized appreciation (depreciation) on investments..............             (795,968)           587,912
                                                                                    -----------        -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations..            1,465,777          3,898,382
                                                                                    -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................              (92,365)           (62,894)
      Class B shares......................................................              (23,206)           (12,995)
      Class C shares......................................................              (11,053)           (10,942)
      Class R shares......................................................           (1,282,117)        (2,993,247)
                                                                                    -----------        -----------
         Total Dividends..................................................           (1,408,741)        (3,080,078)
                                                                                    -----------        -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................            3,637,245            480,351
      Class B shares......................................................            1,581,932            643,507
      Class C shares......................................................              298,974            372,836
      Class R shares......................................................            9,382,526         16,660,760
   Dividends reinvested:
      Class A shares......................................................               46,902             28,678
      Class B shares......................................................               16,545              8,915
      Class C shares......................................................               10,047              9,961
      Class R shares......................................................              899,973          2,275,410
   Cost of shares redeemed:
      Class A shares......................................................             (560,026)          (360,387)
      Class B shares......................................................             (706,030)          (264,910)
      Class C shares......................................................             (103,679)           (43,101)
      Class R shares......................................................          (11,787,980)       (21,846,124)
                                                                                    -----------        -----------
         Increase (Decrease) in Net Assets from Capital Stock Transactions            2,716,429         (2,034,104)
                                                                                    -----------        -----------
            Total Increase (Decrease) in Net Assets.......................            2,773,465         (1,215,800)

NET ASSETS:
   Beginning of Period....................................................           49,592,122         50,807,922
                                                                                    -----------       ------------
   End of Period..........................................................          $52,365,587        $49,592,122
                                                                                    ===========        ===========

Undistributed investment income (distributions in excess of investment
income)--net..............................................................          $     3,424        $      (229)
                                                                                    -----------        -----------


                               See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                 Shares
                                                                                 --------------------------------------
                                                                                 Six Months Ended
                                                                                  April 30, 1998          Year Ended
                                                                                    (Unaudited)        October 31, 1997
                                                                                 ----------------      ----------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   -------
   Shares sold................................................................         331,851               44,584
   Shares issued for dividends reinvested.....................................           4,265                2,666
   Shares redeemed............................................................         (50,630)             (33,504)
                                                                                    ----------           ----------
                              Net Increase (Decrease) in Shares Outstanding...         285,486               13,746
                                                                                    ==========           ==========


   Class B
   -------
   Shares sold................................................................         143,460               59,458
   Shares issued for dividends reinvested.....................................           1,501                  827
   Shares redeemed............................................................         (64,026)             (24,332)
                                                                                    ----------           ----------
                              Net Increase (Decrease) in Shares Outstanding...          80,935               35,953
                                                                                    ==========           ==========


   Class C
   --------
   Shares sold................................................................          27,482               35,301
   Shares issued for dividends reinvested.....................................             924                  931
   Shares redeemed............................................................          (9,504)              (4,034)
                                                                                    ----------           ---------
                              Net Increase (Decrease) in Shares Outstanding...          18,902               32,198
                                                                                    ==========           ==========

   Class R
   --------
   Shares sold................................................................         853,738            1,548,384
   Shares issued for dividends reinvested.....................................          81,878              211,514
   Shares redeemed............................................................      (1,069,803)          (2,030,683)
                                                                                    ----------           ----------
                              Net Increase (Decrease) in Shares Outstanding...        (134,187)            (270,785)
                                                                                    ==========           ==========


                        See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class A Shares
                                                     ------------------------------------------------------------
                                                     Six Months Ended           Year Ended October 31,
                                                      April 30, 1998   ------------------------------------------
PER SHARE DATA:                                         (Unaudited)     1997       1996       1995      1994(1,2)
                                                     ----------------  ------     ------     ------    ---------
   Net asset value, beginning of period.............      $10.96       $10.78     $10.84     $10.22      $10.49
                                                          ------       ------     ------     ------      ------
   Investment Operations:
   Investment income--net...........................         .30          .62        .58        .56         .28
   Net realized and unrealized gain (loss)
   on investments...................................         .01          .19       (.07)       .62        (.27)
                                                          ------       ------     ------     ------      ------
   Total from Investment Operations.................         .31          .81        .51       1.18         .01
                                                          ------       ------     ------     ------      ------
   Distributions:
   Dividends from investment income--net............        (.30)        (.63)      (.57)      (.56)       (.28)
                                                          ------       ------     ------     ------      ------
   Net asset value, end of period...................      $10.97       $10.96     $10.78     $10.84      $10.22
                                                          ======       ======     ======     ======      ======

TOTAL INVESTMENT RETURN(3)..........................        5.69%(4)     7.80%      4.85%     11.83%        .11%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........         .85%(4)      .85%       .85%       .85%        .83%(4)
   Ratio of net investment income to average net assets     5.43%(4)     5.80%      5.38%      5.33%       4.47%(4)
   Portfolio Turnover Rate..........................      115.03%(5)   129.94%    153.63%     73.00%     117.00%
   Net Assets, end of period (000's omitted)........      $4,300       $1,169     $1,001     $1,150        $932

--------------
(1) The Fund commenced selling Investor shares on April 7, 1994. Effective October 17, 1994, the Fund's Investor shares were redesignated as Class A shares.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Exclusive of sales load.
(4) Annualized.
(5) Not annualized.


                    See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS B SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
   Net asset value, beginning of period......................       $11.00        $10.78      $10.84      $10.15
                                                                    ------        ------      ------      ------
   Investment Operations:

   Investment income--net......................................        .27           .56         .52         .47
   Net realized and unrealized gain (loss) on investments......         --           .23        (.07)        .69
                                                                    ------        ------      ------      ------
   Total from Investment Operations............................        .27           .79         .45        1.16
                                                                    ------        ------      ------      ------
   Distributions:

   Dividends from investment income--net.......................       (.27)         (.57)       (.51)       (.47)
                                                                    ------        ------      ------      ------
   Net asset value, end of period..............................     $11.00        $11.00      $10.78      $10.84
                                                                    ======        ======      ======      ======
TOTAL INVESTMENT RETURN........................................       4.94%(2)      7.56%       4.33%      11.32%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.....................       1.34%(2)      1.35%       1.35%       1.35%(2)
   Ratio of net investment income to average net assets........       4.83%(2)      5.06%       4.86%       4.85%(2)
   Portfolio Turnover Rate.....................................     115.03%(3)    129.94%     153.63%      73.00%
   Net Assets, end of period (000's Omitted)...................     $1,432          $542        $143         $78

--------------
(1) The Fund commenced selling Class B shares on December 19, 1994.
(2) Annualized.
(3) Not annualized.


                       See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS C SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
   Net asset value, beginning of period......................       $10.84        $10.73      $10.84      $10.15
                                                                    ------        ------      ------      ------
   Investment Operations:

   Investment income (loss)--net.............................          .27         (1.98)       3.05         .48
   Net realized and unrealized gain (loss) on investments....           --          2.65       (2.65)        .69
                                                                    ------        ------      ------      ------
   Total from Investment Operations..........................          .27           .67         .40        1.17
                                                                    ------        ------      ------      ------
   Distributions:
   Dividends from investment income--net.....................         (.27)         (.56)       (.51)       (.48)
                                                                    ------        ------      ------      ------
   Net asset value, end of period............................       $10.84        $10.84      $10.73      $10.84
                                                                    ======        ======      ======      ======
TOTAL INVESTMENT RETURN......................................         4.86%(2)      6.49%       3.83%      11.32%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................         1.35%(2)      1.35%       1.41%         --
   Ratio of net investment income to average net assets......         4.88%(2)      4.98%       5.50%         --
   Portfolio Turnover Rate...................................       115.03%(3)    129.94%     153.63%      73.00%
   Net Assets, end of period (000's Omitted).................         $554          $349          --          --

--------------
(1) The Fund commenced selling Class C shares on December 19, 1994.
(2) Annualized.
(3) Not annualized.


                      See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS R SHARES
                                               ------------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    -----------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997      1996      1995    1994(1)       1993
                                               ----------------  ------    ------    ------   -------      ------
   Net asset value, beginning of period.....       $10.96        $10.78    $10.84    $10.22    $11.07      $10.71
                                                   ------        ------    ------    ------    ------      ------
   Investment Operations:
   Investment income--net....................         .31           .65       .60       .58       .49(2)      .51
   Net realized and unrealized gain (loss)
      on investments........................          .01           .19      (.06)      .62      (.75)        .46
                                                   ------        ------    ------    ------    ------      ------
   Total from Investment Operations.........          .32           .84       .54      1.20      (.26)        .97
                                                   ------        ------    ------    ------    ------      ------
   Distributions:

   Dividends from investment income--net....         (.31)         (.66)     (.60)     (.58)     (.53)       (.52)
   Dividends from net realized gain on
   investments..............................           --            --        --        --      (.06)       (.09)
                                                   ------        ------    ------    ------    ------      ------

   Total Distributions......................         (.31)         (.66)     (.60)     (.58)     (.59)       (.61)
                                                   ------        ------    ------    ------    ------      ------
Net asset value, end of period..............       $10.97        $10.96    $10.78    $10.84    $10.22      $11.07
                                                   ------        ------    ------    ------    ------      ------

TOTAL INVESTMENT RETURN.....................         5.97%(3)      8.09%     5.12%    12.11%    (2.46%)      9.33%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..          .60%(3)       .60%      .60%      .60%      .60%(4)     .60%
   Ratio of net investment income to
      average net assets....................         5.71%(3)      6.06%     5.62%     5.58%     4.70%       4.81%(5)
   Portfolio Turnover Rate..................       115.03%(6)    129.94%   153.63%    73.00%   117.00%     112.00%
   Net Assets, end of period (000's Omitted)      $46,080       $47,532   $49,664   $69,924   $82,406     $59,534

--------------
(1) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(2) Net investment income before reimbursement of expenses by the investment adviser was $.49 per share for the year ended October 31, 1994.
(3) Annualized.
(4) Expense ratio before reimbursement of expenses by the investment adviser was .60% for the year ended October 31, 1994.
(5) For the year ended October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0509 per share.
(6) Not annualized.


                                             See notes to financial statements.

Dreyfus Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Limited Term Income Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity by investing in fixed income obligations with average maturities not in excess of ten years. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 250 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.

Dreyfus Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $1,637,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $1,363,000 of the carryover expires in fiscal 2002 and $274,000 expires in fiscal 2003.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of -pocket expenses. The

Dreyfus Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund). These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $4,263, $2,412 and $1,159, respectively, pursuant to the Plan and Class B and Class C shares were charged $1,206 and $580, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $57,010,005 and $55,043,232, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $33,492, consisting of $209,952 gross unrealized appreciation and $176,460 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

Dreyfus Premier Limited Term
Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                  345/645SA984